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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 16, 2001

                           Commission File No. 0-16530

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                        Financial Performance Corporation
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             (Exact name of registrant as specified in its charter)

                  New York                                    13-3236325
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       (State or other jurisdiction of                     (I.R.S. Employer
       incorporation or organization)                    Identification No.)

                     777 Third Avenue, New York, NY 10017
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 446-0200

                 335 Madison Avenue, New York, New York 10017
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         (Former name or former address, if changed since last report.)


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Item 5.       Other Events.

              The Company hereby incorporates by reference herein the Company's press release dated January 16, 2001 (such press release is filed as Exhibit
99.1 hereto) relating to its acquisition of Willey Brothers, Inc. and related matters.

Item 7.       Financial Statements and Exhibits.

       (c) Exhibits. The following document is being filed herewith by the Company as an exhibit to this Current Report on Form 8-K:

              99.1   Press release of the Company dated January 16, 2001.


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2001

                                         FINANCIAL PERFORMANCE CORPORATION

                                         By: /s/ Jeffrey Silverman
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                                             Chairman of the Board and
                                             Chief Executive Officer
                                             (Principal Executive Officer)


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Exhibit No.   Exhibits

99.1          Press release of the Company dated January 16, 2001.